GE FUNDS
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                         SUPPLEMENT DATED JULY 13, 1998
                      TO PROSPECTUS DATED JANUARY 28, 1998
                         AS SUPPLEMENTED MARCH 23, 1998

The following supersedes the corresponding information in the second paragraph under the heading "Purchase of Shares: General" on page 45 of the Prospectus:

     The minimum initial investment in the Money Market Fund or in a Class of a Participant Fund, including investments in Regular Individual Retirement Accounts, Roth Individual Retirement Accounts and Education Individual Retirement Accounts (collectively, "IRAs"), is $500 and the minimum for subsequent investments is $100. The minimum initial investment in the Money Market Fund or in a Class of a Participant Fund for any purchase through the Direct Deposit Privilege, Payroll Savings Plan and Automatic Investment Plan is $25 and the minimum for subsequent investments is $25.

The word "and" immediately preceding sub-section (9) in the first paragraph on page 48 of the Prospectus is hereby deleted and the following amends that paragraph immediately following sub-section (9):

     and (10) all purchases made through certain broker-dealers that have entered into an agreement with the Distributor for sales to supplemental savings plans at a single employer with 750 or more eligible investors when such purchases are made in an IRA through the Payroll Savings Plan or other systematic investment plan.

The following amends and restates the second and third sentences of the second full paragraph under the heading "Redemption of Shares: Redemptions in General" on page 51 of the Prospectus:

     Two exceptions exist to this minimum investment requirement for (1) an account established by a Qualified Plan, and (2) new accounts established with the Direct Deposit Privilege, Payroll Savings Plan or Automatic Investment Plan. If the shareholder's account balance is less than $500 (except in the circumstances described above), the Trust may automatically redeem the shares of the Fund in the account and remit the proceeds to the shareholder so long as the shareholder is given 30 days' prior written notice of the action.



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The following amends and restates the second sentence of the paragraph under the heading "Redemption of Shares: Involuntary Redemptions" on page 54 of the
Prospectus:

        An account established through a Qualified Plan or an account that has not yet reached the $500 minimum through the Direct Deposit Privilege, Payroll Savings Plan or Automatic Investment Plan will not be involuntarily redeemed.